SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 29, 2021

Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(IRS Employer Identification No.)

64 Old Highway 22

Clinton, NJ 08809

(Address of Principal Executive Office)

(908) 730-7630

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	UNTY	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 26, 2021, Unity Bank ("Unity"), the Registrant's wholly owned subsidiary, announced that industry veteran George Boyan will be joining the Company as Executive Vice President and Chief Financial Officer, effective April 5, 2021.

The table below sets forth certain information about Mr. Boyan:

Name and Position	Age	Principal Occupation for the Past Five Years	Officer Since	Term Expires
George Boyan Executive Vice President and Chief Financial Officer	39	First Senior Vice President, Treasurer and Controller at Bank Leumi USA, New York, NY	N/A	N/A (1)

(1) Officers serve at the pleasure of the Board of Directors

There are no arrangements or understandings between Mr. Boyan and any other persons pursuant to which Mr. Boyan was selected as Chief Financial Officer. Mr. Boyan has no family relationship with any other director or executive officer of the Registrant, nor with any person nominated or chosen to serve as a director or executive officer of the Registrant. Mr. Boyan is not a director of any company with a class of securities registered pursuant to section 12, of the Securities Exchange Act of 1934, as amended (the “Act”), subject to the requirements of section 15(d) of the Act, or of any company under the Investment Company Act of 1940.

There are no “related party transactions” between Mr. Boyan and the Company or the Bank that require disclosure.

There are no material plans, contracts or other arrangements (or amendments thereto) to which Mr. Boyan is a party, or in which he participates, that was entered or amended, in connection with Mr. Boyan being appointed as chief financial officer of the Registrant.

The Registrant is not party to an employment agreement at this time with Mr. Boyan.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release issued by Registrant on March 26, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

UNITY BANCORP, INC.
(Registrant)

Date: March 29, 2021
	By:	/s/ James A. Hughes
James A. Hughes
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press release issued by Registrant on March 26, 2021